UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 18, 2008
CANARGO ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code +(44) 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01	Regulation FD Disclosure
Item 9.01.	Financial Statements and Exhibits
Signature
3.1	Certificate of Amendment of the Certificate of Incorporation of CanArgo Energy Corporation
99.1	Press Release dated July 21, 2008 issued by CanArgo Energy Corporation
EXHIBIT 3.2
Exhibit 99.1

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 5—Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     Effective July 21, 2008, the Company amended Article Fourth of the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.10 per share, from 500,000,000 shares to 1,000,000,000. The amendment was duly approved at the Company’s annual meeting of stockholders held on July 18, 2008 by the votes of the holders of at least a majority of all the outstanding shares entitled to vote thereon. The capital of said Corporation shall not be reduced under or by reason of the said amendment.
     The full text of the amendment is filed as Exhibit 3.1 to this Current Report, and amended Article Fourth is incorporated herein by reference.
Section 7—Regulation FD
Item 7.01. Regulation FD Disclosure.
July 21, 2008 — Guernsey, Channel Islands — CanArgo Energy Corporation (OSE: CNR; AMEX:CNR) announced today the results of its annual meeting of stockholders held in New York, New York on July 18, 2008. At the meeting stockholders duly re-elected the incumbent Board of Directors comprised of Messrs. Vincent McDonnell, Jeffrey Wilkins, Russ Hammond, Michael Ayre and Anthony Perry; approved an increase in the authorized shares of common stock from 500,000,000 to 1,000,000,000 and disapproved an increase in the number of shares of common stock that can be awarded under the Company’s 2004 Long Term Stock Incentive Plan.
The information in this Item 7.01 (including its exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in this report (including its exhibit) shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

A copy of the Press Release is attached hereto as Exhibit 99.1.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
3.1	Certificate of Amendment of the Certificate of Incorporation of CanArgo Energy Corporation

99.1	Press Release dated July 21, 2008 issued by CanArgo Energy Corporation
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: July 21, 2008	By:	/s/ Jeffrey Wilkins
Jeffrey Wilkins,
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of CanArgo Energy Corporation

99.1	Press Release dated July 21, 2008 issued by CanArgo Energy Corporation